Summary Prospectus and Prospectus Supplement Supplement dated January 29, 2018
One Choice® In Retirement Portfolio ■ One Choice® 2020 Portfolio ■ One Choice® 2025 Portfolio
One Choice® 2030 Portfolio ■ One Choice® 2035 Portfolio ■ One Choice® 2040 Portfolio
One Choice® 2045 Portfolio ■ One Choice® 2050 Portfolio ■ One Choice® 2055 Portfolio
One Choice® 2060 Portfolio
(Summary Prospectuses and Prospectus dated December 1, 2017)

One Choice® Portfolio: Very Conservative ■ One Choice® Portfolio: Conservative
One Choice® Portfolio: Moderate ■ One Choice® Portfolio: Aggressive ■ One Choice® Portfolio: Very Aggressive
(Summary Prospectuses dated December 1, 2017 and Prospectus dated December 1, 2017 (as revised December 19, 2017))

The following is added to the Portfolio Managers section of the summary prospectuses and the prospectuses for the One Choice Portfolios:
Vidya Rajappa, Vice President and Portfolio Manager, has been a member of the team that manages the One Choice Portfolios since 2018.

The following is added to The Fund Management Team section of the prospectuses for the One Choice Portfolios:
Vidya Rajappa
Ms. Rajappa, Vice President and Portfolio Manager, has been a member of the team that manages the funds since 2018 when she joined American Century Investments. Previously, she served in roles as senior vice president of multi-asset solutions and senior vice president of global analytics at AllianceBernstein L.P. She has a bachelor’s degree in electronics and telecommunications from PSG College of Technology, Coimbatore, India and a master's degree in statistics and operations research from New York University. She is a CFA charterholder.

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